SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

       Date of report (date of earliest event reported): December 1, 2005



                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


                  401 State Route 24, Chester, New Jersey 07930
               (Address of principal executive offices) (Zip Code)


                                 (908) 879-2722
                         (Registrant's telephone number)



                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

The Company is filing today an amendment to its Form 10-KSB for the fiscal year ended December 31, 2004, containing expanded disclosures in the Explanatory Note and in the footnote to its financial statements entitled Restatement of Results, further clarifying that the previous restatement of its financial statements was due to the reversal of a 50% discount that was previously applied to securities issued to employees and non-employees for services rendered in 2003, and its related effects on warrant and beneficial conversion feature valuations, and corrected the presentation within the Statement of Stockholders' Equity for the year ended December 31, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MAGNITUDE INFORMATION SYSTEMS, INC.

Dated:  December 1, 2005                    By: /s/ Steven D. Rudnik
                                               ---------------------
                                                Steven D. Rudnik
                                                President